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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
          Date of Report (date of earliest event reported): May 2, 2002

                           COMMISSION FILE NO. 0-25842

                  PG&E Gas Transmission, Northwest Corporation
             (Exact name of registrant as specified in its charter)

              California                                 94-1512922
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
    incorporation or organization)

    1400 SW Fifth Avenue, Suite 900,                       97201
              Portland, OR                               (Zip code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (503) 833-4000

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Item 5. Other Events

     On May 2, 2002, PG&E Gas Transmission, Northwest Corporation (PG&E GTN) entered into a new three-year $125 million corporate revolving credit facility. Initial proceeds from borrowings under this facility were used to fully repay borrowings under the previous, and now terminated, bank credit facility. The new facility will be used for general corporate purposes.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibits are filed as part of this Form 8-K:

     Exhibit No.                          Exhibit
     ----------                           -------

         99 Credit Agreement dated as of May 2, 2002, among PG&E Gas Transmission, Northwest Corporation, as the Company, Certain Commercial Lending Institutions, as the Lenders, The Royal Bank of Scotland PLC, as Administrative Agent for the Lenders, Barclays Bank PLC, New York Branch, and Bank One, NA, as Co-Syndication Agents for the Lenders, and Fleet National Bank, and Bank of Montreal, as Co-Documentation Agents for the Lenders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

             PG&E GAS TRANSMISSION, NORTHWEST CORPORATION
                             (Registrant)


May 8, 2002  By: /s/ THOMAS E. LEGRO
             -----------------------------
             Thomas E. Legro
             Vice President and Controller